                                                                    Exhibit 10.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


              This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 30, 1998 among Scotsman Group Inc., The Delfield Company, Scotsman Drink Limited, Whitlenge Drink Equipment Limited, Frimont S.p.A., Castel MAC S.p.A., Kysor Industrial Corporation, Scotsman Industries, Inc., the Lenders (as defined below) and The First National Bank of Chicago, as Agent.

                                    RECITALS

              WHEREAS, Scotsman Group Inc., a Delaware corporation ("Group"), The Delfield Company, a Delaware corporation ("Delfield"), Scotsman Drink Limited, a private company limited by shares registered in England ("Drink"), Whitlenge Drink Equipment Limited, a private company limited by shares registered in England ("Whitlenge"), Frimont S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy ("Frimont"), Castel MAC S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy ("Castel"), Kysor Industrial Corporation, a Michigan corporation ("Kysor"; Group, Delfield, Drink, Whitlenge, Frimont, Castel and Kysor are collectively referred to herein as the "Borrowers" and each a "Borrower"), Scotsman Industries, Inc. ("Industries"), certain financial institutions parties thereto and The First National Bank of Chicago, as Agent, are parties to that certain Credit Agreement, dated as of March 12, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1997, that certain Second Amendment to Credit Agreement, dated as of June 30, 1997 and that certain Third Amendment to Credit Agreement, dated as of December 15, 1997 (as further amended or modified hereby and as hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and

              WHEREAS, the Borrowers and Industries have requested that the Agent and the lenders thereto amend certain provisions of the Credit Agreement, all as more fully described herein; and

              WHEREAS, the Agent and such lenders have agreed to grant such amendments upon the terms and conditions set forth herein.

                                    AGREEMENT

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

              2.1  Definitions.

                        (a) Article I of the Credit Agreement is hereby amended by adding thereto the following new definitions, in proper alphabetical order:

                   "Australian Dollars" and "A$" shall mean the lawful currency of Australia.

                   "Eligible Currency" means any currency other than Dollars
              that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which a Current Dollar Equivalent may be readily calculated. If, after the designation by the Agent and the Required Lenders of any currency as an Alternative Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Agent, no longer readily available or freely traded or as to which, in the determination of the Agent, a Current Dollar Equivalent is not readily calculable, then the Agent shall promptly notify the Lenders and Group, such country's currency shall no longer be an Alternative Currency until such time as all of the Lenders agree to reinstate such country's currency as an Alternative Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Agent, the Borrowers with respect to such Alternative Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or another Alternative Currency, as applicable, subject to the other terms contained in Article II of this Agreement.

                   "Euro" means the euro referred to in the Council Regulation
              (EC) No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

                   "Euro Implementation Date" means the first date (currently expected to be January 1, 1999) on which the Euro becomes the currency of some or all of the member states of the European Union.

                   "National Currency Unit" means the unit of currency (other than a Euro unit) of each member state of the European Union that participates in the third stage of Economic and Monetary Union.

                   "Year 2000 Issues" means anticipated costs, problems and
              uncertainties associated with the inability of certain computer systems (and equipment containing embedded microchips) of Group and its Subsidiaries to effectively handle data, including dates, on and after January 1, 2000, as it affects Group's consolidated business, operations, and financial condition.

                        (b) The definition of "Alternative Currency" contained in Article I of the Credit Agreement is hereby amended by deleting such definition and restating it in its entirety as follows:

                   "Alternative Currency" shall mean (i) subject to availability pursuant to Section 3.8 and to the extent freely transferable and convertible into Dollars and only so long as such currencies remain Eligible Currencies, the lawful currencies of France, Germany, Italy, Japan, Switzerland, Canada and the United Kingdom,
              (ii) upon and after the Euro Implementation Date, the Euro only for so long as the Euro is and remains an Eligible Currency and
              (iii) subject to availability and to the terms and conditions of this Agreement, such other freely transferable and convertible foreign currencies as requested by Group and acceptable to Agent and the Required Lenders, in their reasonable discretion.

                        (c) The definition of "Existing Letter of Credit" contained in Article I of the Credit Agreement is hereby amended by deleting such definition and restating it in its entirety as follows:

                   "Existing Letter of Credit" means that certain letter of
              credit no. 00323043 issued by First Chicago for the account of Delfield in connection with workers' disability compensation in the State of Michigan.

                   2.2 Method of Selecting Types and Interest Periods for New Advances. Section 2.10 of the Credit Agreement is hereby amended by adding at the end of clause (e) thereof, immediately before the period, the following:

                   "; provided, that, if any Advance made (or to be made) on or after the Euro Implementation Date would, but for this provision, be capable of being made either in the Euro or in an applicable National Currency Unit, such Advance shall be made in the Euro, unless otherwise consented to by the Agent"

                   2.3 Representations. Article V of the Credit Agreement is hereby amended by adding at the end of such Article V the following new Section 5.27:

                   "5.27 Year 2000 Issues. Group has made a reasonable
              assessment of the Year 2000 Issues and based on this assessment Group does not reasonably anticipate any Material Adverse Effect as a result of Year 2000 Issues."

                   2.4 Indebtedness. Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (g) thereof and (ii) adding at the end of clause (h) thereof before the period the following:

                   "; and (i) Indebtedness of Austral Refrigeration Pty.,
              Limited and its Subsidiaries in an aggregate principal amount not to exceed A$25,000,000 at any one time."

              2.5 Investments. Subsection 6.15(a) is hereby amended by amending and restating clause (iv) of such subsection in its entirety as follows: "(iv) other Investments after the date hereof directly in Austral Refrigeration Pty., Limited or indirectly in Austral Refrigeration Pty., Limited through the acquisition of all of the equity interests of Refrigeration Investment (MBO) Limited, a company organized under the laws of the British Virgin Islands (the sole assets of which consist of the stock of Austral Refrigeration Pty., Limited), and through the acquisition of other entities with the prior written consent of the Agent, in an aggregate outstanding principal amount not to exceed $25,000,000."

              2.6 Liens. Section 6.16 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof and (ii) adding at the end of clause (j) thereof before the period the following:

              "and (k) Liens on the assets of Austral Refrigeration Pty., Limited and its Subsidiaries securing Indebtedness permitted under
              Section 6.11(i)"

              2.7 Change in Corporate Structure: Fiscal Year. Section 6.23 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears before clause (y) thereof and (ii) adding at the end of clause (y) immediately before the period the following:

              "and (z) Austral Refrigeration Pty., Limited and its Subsidiaries may maintain the fiscal year they employ as of September 30,1998".

              2.8 Fixed Charge Coverage Ratio. Section 6.25.2 of the Credit Agreement is hereby amended by adding at the end of such section before the period the following:

              "; and, provided, further that with respect to regularly scheduled principal payments made with respect to the Term Loans and Revolving Loans referred to in clause (b) of the definition of Fixed Charges (i) any calculation of Fixed Charges for any period of four Fiscal Quarters ending on the last day of the second Fiscal Quarter (the "Last Quarter Day") shall include the regularly scheduled principal payment of the Term Loans made on the June 30th occurring closest to such Last Quarter Day (even if such payment is made after such last day) and shall include the regularly scheduled principal payment of the Term Loans and the Revolving Loans made on the immediately preceding December 31st,
              (ii) any calculation of Fixed Charges for any period of four Fiscal Quarters ending on the last day of the fourth Fiscal Quarter (the "Last Annual Day") shall include the regularly scheduled principal payment of the Term Loans and the Revolving Loans made on the December 31st occurring closest to such Last Annual Day (even if such payment is made after such last day) and shall include the regularly scheduled principal payment of the Term Loans made on the immediately preceding June 30th and (iii) in no event shall the calculation of Fixed Charges for any such period of four Fiscal Quarters include more than two regularly scheduled principal payments of the Term Loans or more than one regularly scheduled principal payment of the Revolving Loans"

              2.9 Guaranties. Section 6.28 of the Credit Agreement is hereby amended by (i) deleting in its entirety the parenthetical phrase that appears in clause (B) of such section immediately after the words "Non-Guarantor Subsidiaries" and replacing it with the following parenthetical phrase:

                   "(excluding (1) with respect to any such Subsidiary which is a Kysor Subsidiary, goodwill and other intangible assets allocated to any such Kysor Subsidiary in connection with the Acquisition and (2) the assets of Austral Refrigeration Pty., Limited and its Subsidiaries)"

, (ii) deleting the word "and" as it appears immediately before the "(C)" in the first proviso thereof and (iii) adding, at the end of clause (C) thereof immediately after the word "hereof" and before the semicolon the following:

                   "and (D) neither Austral Refrigeration Pty., Limited nor any of its Foreign Subsidiaries shall be required by this Section
                   6.28 to execute a Guaranty or an Intercompany Note so long as Austral Refrigeration Pty., Limited and each such Subsidiary, respectively, is not a Wholly-Owned Subsidiary of Industries; provided that immediately upon Austral Refrigeration Pty., Limited becoming a Wholly-Owned Subsidiary of Industries, Austral Refrigeration Pty., Limited shall execute a Guaranty or Intercompany Note to the extent otherwise required pursuant to this Section 6.28 and immediately upon each such Foreign Subsidiary of Austral Refrigeration Pty., Limited becoming a Wholly-Owned Subsidiary of Industries, each such Foreign Subsidiary shall execute a Guaranty or Intercompany Note to the extent otherwise required pursuant to this
                   Section 6.28"

                   2.10 Covenants. Article VI of the Credit Agreement is hereby amended by adding at the end of such Article VI the following new Section 6.32:

                   "6.32 Year 2000 Issues. Industries shall advise the Agent if any Year 2000 Issues with respect to Industries or its Subsidiaries will have or would reasonably be expected to have a Material Adverse Effect.

                   2.11 Amendments. Section 8.2 of the Credit Agreement is hereby amended by adding two new paragraphs at the end of such section as follows:

                   "Notwithstanding anything herein to the contrary, after the
              Euro Implementation Date, or in immediate anticipation thereof, the Agent (acting reasonably and after consultation with other parties hereto) may by reasonable prior notice to the other parties hereto amend this Agreement unilaterally for the exclusive purpose of effectuating changes hereto which are necessary to the integration of the making of Revolving Loans hereunder in Euro and only in a manner which shall not result in a deterioration of the position of any party to this Agreement from its respective position prior to the Euro Implementation Date.

                   The Agent shall as promptly as practicable notify the other parties to this Agreement of any amendment to this Agreement which the Agent reasonably determines (after consultation with the other parties hereto) to be necessary as a result of the commencement of the third stage of the European Economic and Monetary Union and the occurrence of the Euro Implementation Date. Any amendments so notified shall take effect in accordance with the terms of the relevant notification, and, to the extent possible, such amendments shall be implemented to put the parties in the same position as if the Euro Implementation Date had not occurred; provided, however, that if and to the extent that the Agent determines it is not possible to put all parties into such position, the Agent may give priority to putting the Agent, the Arranger and the Lenders into that position; provided, further, that no amendment which is prejudicial to any party shall be effective without such party's prior written consent."

                   2.12 General Provisions. Article IX of the Credit Agreement is hereby amended by adding at the end of such Article IX the following new
Section 9.16:

                   "9.16 Rounding and Other Consequential Changes. Without
              prejudice to any method of conversion or rounding prescribed by any legislative measures of the Council of the European Union, each reference in this Agreement to a fixed amount or to fixed amounts in a National Currency Unit to be paid to or by the Agent shall be replaced by a reference to such comparable and convenient fixed amount or fixed amounts in the Euro as the Agent may reasonably specify in the event such National Currency Unit ceases to be an Eligible Currency."

SECTION 3. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                   3.1 Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                   3.2 Officer's Certificate. The Agent shall have received (i) a certificate of an Authorized Officer of Industries certifying as to the matters set forth in Sections 4.1 and 4.2 of this Amendment and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party certifying (as applicable): (a) copies of its charter and bylaws or equivalent constitutive documents, (b) resolutions of its board of directors (and shareholders if required) authorizing this Amendment and any other document executed in connection with this Amendment or the transactions contemplated hereby, (c) the incumbency and signatures of each officer authorized to execute and deliver this Amendment or other agreement executed in connection therewith and (d) its good standing certificates.

                   3.3 Guaranty or Intercompany Note. Refrigeration Investment
(MBO) Limited shall execute and deliver to the Agent a Guaranty substantially in the form of Exhibit A-2 hereto or an Intercompany Note in favor of Group pursuant to Section 6.28 of the Credit Agreement.

                   3.4 Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as may have been requested by the Agent or any Lender, in each case, in form and substance satisfactory to the Agent.

SECTION 4. Representations and Warranties of the Borrower. Each of Industries and each of the Borrowers represents and warrants to the Agent and the Lenders, as of the date of execution and delivery of this Amendment by each of Industries and each of the Borrowers and as of the Effective Date (as hereinafter defined), that both before and after giving effect to this Amendment:

                   4.1 no Default or Unmatured Default (other than any Default or Unmatured Default waived pursuant to the terms hereof) has occurred and is continuing or would occur after giving effect to the transactions contemplated hereby; and

                   4.2 all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct before and after giving effect to the effectiveness of this Amendment.

SECTION 5. Miscellaneous.

                   5.1 Effect; Ratification; Effectiveness. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Loan Documents to the "Agreement" or the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect. This Amendment shall immediately become effective as of the date hereof upon both (i) the receipt by the Agent of duly executed counterparts of this Amendment from each party hereto and (ii) the satisfaction of each of the conditions precedent contained in Section 3 hereof (the "Effective Date").

                   5.2 Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                   5.3 Costs, Fees and Expenses. Industries agrees to pay all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment as required pursuant to the Credit Agreement.

                   5.4 Headings Descriptive. The headings of the several Sections and Subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Amendment.

                   5.5 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                   5.6 Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                   5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

                   5.8 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                     * * * *

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

                                       SCOTSMAN GROUP INC.



                                       By:/s/ Donald D. Holmes
                                          --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:     Vice President



                                       THE DELFIELD COMPANY



                                       By:/s/ Donald D. Holmes
                                          --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:     Vice President


                                       By:/s/ Donald D.  Holmes
                                          --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:



                                       SCOTSMAN DRINK LIMITED



                                       By:/s/ Donald D. Holmes
                                          --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:     Director

                                       WHITLENGE DRINK EQUIPMENT LIMITED



                                       By:/s/ Donald D. Holmes
                                         --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:     Director



                                       FRIMONT S.P.A.



                                       By:/s/ Richard C. Osborne
                                         --------------------------------------
                                       Name:    Richard C. Osborne
                                       Its:     Director



                                       CASTEL MAC S.P.A.



                                       By:/s/ Richard C. Osborne
                                         --------------------------------------
                                       Name:    Richard C. Osborne
                                       Its:     Director



                                       KYSOR INDUSTRIAL CORPORATION



                                       By:/s/ Donald D. Holmes
                                         --------------------------------------
                                       Name:    Donald D. Holmes
                                       Its:     Vice President

                                      SCOTSMAN INDUSTRIES, INC.



                                      By:/s/ Donald D. Holmes
                                        --------------------------------------
                                      Name:    Donald D. Holmes
                                      Its:     Vice President



                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                      individually and as Agent


                                      By:/s/ Scott D. Moreen
                                        --------------------------------------
                                      Name:    Scott D. Moreen
                                      Its:     Vice President



                                      ABN AMRO BANK N.V.



                                      By:/s/ Mary L. Honda
                                        --------------------------------------
                                      Name:    Mary L. Honda
                                      Its:     Vice President


                                      By:/s/ Bernard J. McGuigan
                                        --------------------------------------
                                      Name:    Bernard J. McGuigan
                                      Its:     Group Vice President and Director



                                      BANK OF SCOTLAND


                                      By:/s/ Janet Taffe
                                        --------------------------------------
                                      Name:    Janet Taffe
                                      Its:     Assistant Vice President


                                      BANK OF SCOTLAND


                                      By:/s/ Annie Chin Tat
                                        --------------------------------------
                                      Name:    Annie Chin Tat
                                      Its:     Senior Vice President

                                       THE SUMITOMO BANK, LTD.,
                                         CHICAGO BRANCH


                                       By:/s/ Kenichiro Kobayashi
                                          --------------------------------------
                                       Name:    Kenichiro Kobayashi
                                       Its:     Joint General Manager



                                       THE BANK OF TOKYO-MITSUBISHI, LTD.



                                       By:/s/ Hajime Watanabe
                                          --------------------------------------
                                       Name:    Hajime Watanabe
                                       Its:     Deputy General Manager



                                       CREDIT AGRICOLE INDOSUEZ



                                       By:/s/ Katherine L. Abbott
                                          --------------------------------------
                                       Name:    Katherine L. Abbott
                                       Its:     First Vice President


                                       By:/s/ Dean Balice
                                          --------------------------------------
                                       Name:    Dean Balice
                                       Its:     Senior Vice President
                                                Branch Manager



                                       DAI-ICHI KANGYO BANK, LTD.



                                       By:/s/ Nobuyasu Fukatsu
                                          --------------------------------------
                                       Name:    Nobuyasu Fukatsu
                                       Its:     Vice President

                                    FIRST AMERICAN NATIONAL BANK



                                    By:/s/ Alexis Griffin
                                       --------------------------------------
                                    Name:    Alexis Griffin
                                    Its:     Bank Officer



                                    THE LONG-TERM CREDIT BANK
                                      OF JAPAN, LTD.



                                    By:/s/ Mark A. Thompson
                                       --------------------------------------
                                    Name:    Mark A. Thompson
                                    Its:     Senior Vice President & Team Leader



                                    LLOYDS BANK, PLC.


                                    By:/s/ Windsor R. Davies
                                       --------------------------------------
                                    Name:    Windsor R. Davies
                                    Its:     Director, Corporate Banking, USA
                                             D061


                                    By:/s/ David C. Rodway
                                       --------------------------------------
                                    Name:    David C. Rodway
                                    Its:     Assistant Vice President
                                             R156


                                    MELLON BANK, N.A.


                                    By:/s/ Ryan F. Busch
                                       --------------------------------------
                                    Name:    Ryan F. Busch
                                    Its:     Assistant Vice President

                                       FIRST HAWAIIAN BANK


                                       By:/s/ Charles L. Jenkins
                                          --------------------------------------
                                       Name:    Charles L. Jenkins
                                       Its:     Vice President, Manager


                                       THE FUJI BANK, LIMITED


                                       By:/s/ Peter L. Chinnici
                                          --------------------------------------
                                       Name:    Peter L. Chinnici
                                       Its:     Joint General Manager


                                       THE FUJI BANK, LIMITED
                                       LONDON BRANCH (Qualifying Lender to UK
                                       Borrower)



                                       By:/s/ Y. Hirashima
                                          --------------------------------------
                                       Name:    Y. Hirashima
                                       Its:     Senior Assistant General Manager


                                       HARRIS TRUST AND SAVINGS BANK


                                       By:/s/ Patrick J. McDonnell
                                          --------------------------------------
                                       Name:    Patrick J. McDonnell
                                       Its:     Vice President


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                        By:/s/ Hachiro Hosoda
                                          --------------------------------------
                                        Name:    Hachiro Hosoda
                                        Its:     Deputy General Manager

                                        COMERICA BANK



                                        By:/s/ Gregory N. Block
                                          --------------------------------------
                                        Name:    Gregory N. Block
                                        Its:     Vice President


                                       SOCIETE GENERALE



                                       By:/s/ Joseph A. Philbin
                                         --------------------------------------
                                       Name:    Joseph A. Philbin
                                       Its:     Director



                                       BANK OF NEW YORK



                                       By:/s/ John M . Lokay, Jr.
                                         --------------------------------------
                                       Name:    John M. Lokay, Jr.
                                       Its:     Vice President



                                       CORESTATES BANK, N.A.



                                       By:/s/ C. Jeffrey Seaton
                                         --------------------------------------
                                       Name:    C. Jeffrey Seaton
                                       Its:     Senior Vice President

                                       THE NORTHERN TRUST COMPANY



                                       By:/s/ David Sullivan
                                         --------------------------------------
                                       Name:    David Sullivan
                                       Its:     Second Vice President



                                       ROYAL BANK OF SCOTLAND, PLC.



                                       By:/s/ Scott Barton
                                         --------------------------------------
                                       Name:    Scott Barton
                                       Its:     Vice President



                                       THE SANWA BANK, LIMITED


                                       By:/s/ Gordon B. Holtby
                                          --------------------------------------
                                       Name:    Gordon B. Holtby
                                       Its:     Vice President and Manager



                                       SUNTRUST BANK, ATLANTA


                                       By:/s/ Margaret A. Jaketic
                                          --------------------------------------
                                       Name:    Margaret A. Jaketic
                                       Its:     Vice President


                                       By:/s/ Linda L. Dash
                                          --------------------------------------
                                       Name:    Linda L. Dash
                                       Its:     Vice President